Exhibit 99.1

                         United States Bankruptcy Court
                          Eastern District of Kentucky
                                Ashland Division

IN RE:                                                         CASE NO. 03-10078

DEBTOR(S)                                                             CHAPTER 11



            Monthly Operating Report For Month Ending March 29, 2003

     Comes now Kentucky Electric Steel, Inc., debtor in possession and herby submits its Monthly Operating Report for the Periods commencing March 2, 2003 and ending March 29, 2003 as shown by the report and exhibits consisting of ____ pages and containing the following, as indicated:


     ___X____    Monthly Reporting Questionnaire (Attachment 1)
     ___X____    Comparative Balance Sheets (Forms OPR - 1 & OPR - 2)
     ___X____    Summary of Accounts Receivable (Form OPR - 3)
     ___X____    Schedule of Post - Petition Liabilities (Form OPR - 4)
     ___X____    Statement of Income (Loss) Form OPR - 5)
     ___X____    Statement of Sources and Uses of Cash (Form OPR - 6)


     I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy was delivered to the U.S. Trustee.



Date: 4/21/03                           DEBTOR
      -------
                                        By:  /s/ William J. Jessie
                                           -------------------------------------
                                                   (Signature)

                                        Name & Title:   William J. Jessie
                                                      --------------------------
                                                           (Print or Type)

                                        Address:           US Route 60
                                                 -------------------------------
                                                         Ashland, KY 41101
                                                 -------------------------------
                                       Telephone Number:  (606) 929 - 1200
                                                         -----------------------

                                                           Attachment 1 (Page 1)

                                   Chapter 11
                            Monthly Operating Report
                         Monthly reporting Questionnaire


CASE NAME: Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

MONTH OF: MARCH


1. Payroll - State the amount of all executive wages paid and taxes withheld and paid (1)


    Name and Title of                           Wages Paid               Taxes (2)
                                           --------------------    ---------------------
         Executive                           Gross      Net            Due       Paid
         ---------                           -----     -----          -----      -----

William J. Jessie -                        $ 16,679   $ 10,213        $ 7,733    $ 7,109
(President and CFO)
----------------------------------------------------------------------------------------
William H. Gerak -                            9,274      6,890          3,081      2,812
(Vice President of Administration)
----------------------------------------------------------------------------------------
Joseph E. Harrison -                         12,530      8,363          4,821      4,387
(Vice President of Sales and Marketing)
----------------------------------------------------------------------------------------
Jack W. Mehalko -                             5,021      3,898          1,507      1,238
(Interim President)
----------------------------------------------------------------------------------------
Total Executive Payroll:                   $ 43,505   $ 29,364       $ 17,142   $ 15,546
                                          ----------------------------------------------

2. Insurance - Is workers' compensation and other insurance in effect? __Yes__ Are Payments Current? __YES__ If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.


                     Name of   Coverage            Expiration   Premium   Date of Coverage Pd.
Type                 Carrier    Amount  Policy #     Date        Amount       Through
----                 -------   -------- --------   ----------   -------   -------------------
Casualty:            ____________________________________________________________
Workers Comp.        ____________________________________________________________
General Liability:   ____________________________________________________________
Vehicle:             ____________________________________________________________
Other  (Specify)     ____________________________________________________________
                     ____________________________________________________________

(1) Payroll for executives included salary, retention bonus and accrued vacation pay during the physical month of March.

(2) Taxes include payments made by the employer.

                                                           Attachment 1 (Page 2)

                                   Chapter 11
                            Monthly Operating Report
                         Monthly reporting Questionnaire

CASE NAME: Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

MONTH OF: MARCH

3. Bank Accounts

                                              Account Type
                       ---------------------------------------------------------
                         Operating      Tax        Payroll       Other    Total
                       ------------- --------- -------------- ---------- -------
Bank Name              See attached Exhibit A
                       ------------- --------- -------------- ----------
Account #
                       ------------- --------- -------------- ----------
Beginning Book
Balance
                       ------------- --------- -------------- ---------- -------
Plus: Deposits
                       ------------- --------- -------------- ---------- -------
Less: Disbursements
                       ------------- --------- -------------- ---------- -------
Other:
Transfers
--------------------   ------------- --------- -------------- ---------- -------
Ending Book Balance
                       ------------- --------- -------------- ---------- -------

4. Postpetition Payments - List any postpetition payments to professionals and payments on prepetition debts in the schedule below (attach separate sheet if necessary)

Payments To
------------
Professionals (attorneys, accountants, etc.):


                                                     Amount                  Date                    Check #
                                                 -----------------    ------------------    -----------------------
Navigant Consulting (1)                                 $ 26,207         March 5, 2003               Wire Transfer
-----------------------------------------        -----------------    ------------------    -----------------------
Navigant Consulting (1)                                   27,211        March 12, 2003               Wire Transfer
-----------------------------------------        -----------------    ------------------    -----------------------
Navigant Consulting (1)                                   29,629        March 18, 2003               Wire Transfer
-----------------------------------------        -----------------    ------------------    -----------------------
                                            Total       $ 83,047

Prepetition Creditors:

Reserve for Workers Compensation (2)                   $ 493,618       February 25, 2003       Wire Transfer
-----------------------------------------        -----------------    ------------------    -----------------------
AFCO - Credit Insurance                                $ 203,437         March 3, 2003         Wire Transfer
-----------------------------------------        -----------------    ------------------    -----------------------
Revolving line of Credit
(National City & SunTrust)                           $ 2,914,256             Daily             Swept out of Lockbox
-----------------------------------------        -----------------    ------------------    -----------------------
Senior Note
(Cigna &  Modernwoods Men of America)                $ 1,200,000             Daily             Swept out of Lockbox
-----------------------------------------        -----------------    ------------------    -----------------------
                                            Total    $ 4,811,311


(1) All fees paid to Navigant Consulting post petition were refunded to the Company and placed in the professional fees account.

(2) Based upon a demand for payment from the Kentucky Commission of Workers Claims, National City Bank transferred $850,000 to the State of Kentucky. The reserve for workers compensation claims on the books of Kentucky Electric Steel, Inc. was $493,618.

                          Kentucky Electric Steel, Inc.
                Cash Summary for the Month Ending March 29, 2003

                                                                       EXHIBIT A


                                                      Workers                 Health       Cash Collateral
                                                   Compensation              Benefits          Lockbox            General
                                                   --------------        --------------    ----------------   --------------
Bank Name                                          National City          National City     National City      National City
Account #                                              754202055             754202063        754119200             70936836
                                                                                                                       98239
Beginning Book Balance                                 $ 950,000             $ 455,000        $ 300,000        $ (11,499,244)
Plus: Deposits                                                 -                     -        4,823,161                    -
Less: Disbursements                                      850,000 (2)                 -                -              386,773
Transfers/Other:
  Transfers
      Transfer to Professional Fees Account                                                                          (21,418)
      Transfer to Bank One Tax Account                                                                               (25,000)
      Transfer to Bank One Tax Account
      Transfer to Fifth Third Salary Account                                                                         (50,000)
      Transfer to Fifth Third Salary Account                                                                         (50,000)
      Transfer to Fifth Third Salary Account                                                                         (50,000)
      Transfer to Fifth Third Salary Account                                                                         (50,000)
      Transfer to Fifth Third Hourly Account                                                                         (55,000)
      Transfer to Fifth Third Hourly Account                                                                         (30,000)
  Other
      Paydown on line/fund general account                                                   (4,823,161)           4,823,161
      Paydown on senior notes                                                                                     (1,200,000)
      Correct duplicate recording of bank charges                                                                      9,285
                                                       ---------             ---------        ---------         ------------
Ending Book Balance                                    $ 100,000             $ 455,000        $ 300,000         $ (8,584,988)
                                                       =========             =========        =========         ============





                                                       Petty           Triton/                            Office          Salary
                                                        Cash        Republic Note        Tax/Other       Account          Payroll
                                                    -----------    ---------------    ---------------  -------------  --------------
Bank Name                                               KESI        National City         Bank One       Bank One       Fifth Third
                                                                    Private Client
                                                                        Group
Account #                                                           4090-K001-00-7        626225676      626225320       73404006
                                                                                          626225668
Beginning Book Balance                               $ 1,700             $ 137,356         $ 82,144        $ 1,000        $ 2,318
Plus: Deposits                                             -                   315               16              -              -
Less: Disbursements                                    1,300                     -           95,882              -        128,012
Transfers/Other:
  Transfers
      Transfer to Professional Fees Account
      Transfer to Bank One Tax Account                                                       25,000
      Transfer to Bank One Tax Account                                                        1,000         (1,000)
      Transfer to Fifth Third Salary Account                                                                               50,000
      Transfer to Fifth Third Salary Account                                                                               50,000
      Transfer to Fifth Third Salary Account                                                                               50,000
      Transfer to Fifth Third Salary Account                                                                               50,000
      Transfer to Fifth Third Hourly Account
      Transfer to Fifth Third Hourly Account
  Other
      Paydown on line/fund general account
      Paydown on senior notes
      Correct duplicate recording of bank charges
                                                     -------             ---------         --------        -------       --------
Ending Book Balance                                    $ 400             $ 137,671         $ 12,278            $ -       $ 74,306
                                                     =======             =========         ========        =======       ========

                                                       Hourly         Office         Zero Balance      Zero Balance   Lease Payment
                                                      Payroll        Account        Health Benefit    Workers Comp.      Account
                                                   ------------- ---------------   ----------------  --------------- ---------------
Bank Name                                           Fifth Third   National City      National City    National City    Fifth Third
Account #                                             73404022        39353008           70937158           70999943       73419056

Beginning Book Balance                                 $ 2,089           $ 176                $ -                $ -            $ -
Plus: Deposits                                               -               -                  -                  -              -
Less: Disbursements                                     55,684               -                  -                  -              -
Transfers/Other:
  Transfers
      Transfer to Professional Fees Account
      Transfer to Bank One Tax Account
      Transfer to Bank One Tax Account
      Transfer to Fifth Third Salary Account
      Transfer to Fifth Third Salary Account
      Transfer to Fifth Third Salary Account
      Transfer to Fifth Third Salary Account
      Transfer to Fifth Third Hourly Account            55,000
      Transfer to Fifth Third Hourly Account            30,000
  Other
      Paydown on line/fund general account
      Paydown on senior notes
      Correct duplicate recording of bank charges          372
                                                      --------           -----                --                 --             --
Ending Book Balance                                   $ 31,777           $ 176                $ -                $ -            $ -
                                                      ========           =====                ==                 ==             ==

                                                    Health Benefit      Professional           Total
                                                     Disbursement       Fees Account        All Accounts
                                                   ----------------    ---------------    ----------------
Bank Name                                            National City      National City
Account #                                               754201570          754201618
Beginning Book Balance                                        $ -                $ -       $ (9,567,461)(1)
Plus: Deposits                                                  -            157,998          4,981,490
Less: Disbursements                                             -                  -          1,517,651
Transfers/Other:
  Transfers
      Transfer to Professional Fees Account                                   21,418                  -
      Transfer to Bank One Tax Account                                                                -
      Transfer to Bank One Tax Account                                                                -
      Transfer to Fifth Third Salary Account                                                          -
      Transfer to Fifth Third Salary Account                                                          -
      Transfer to Fifth Third Salary Account                                                          -
      Transfer to Fifth Third Salary Account                                                          -
      Transfer to Fifth Third Hourly Account                                                          -
      Transfer to Fifth Third Hourly Account                                                          -
  Other
      Paydown on line/fund general account                                                            -
      Paydown on senior notes                                                                (1,200,000)
      Correct duplicate recording of bank charges                                                 9,657
                                                              --           ---------       ------------
Ending Book Balance                                           $ -          $ 179,416       $ (7,293,965)
                                                              ==           =========       ============

(1) The cash summary reconciles to the
    Monthly Operating Report as follows:
                                           March 1, 2003        March 29, 2003
                                           -------------        --------------
               Cash                           $ 226,782            $ 436,023
               Restricted Cash                1,705,000              855,000
                                           -------------        --------------
                 Total Cash                 $ 1,931,782          $ 1,291,023
                                           =============        ==============
    The cash balance per this schedule
    is as follows:
               Total Cash per Above        $ (9,567,461)        $ (7,293,965)
               Less: Amount
                 Reported as
                 Line of Credit             (11,499,244)          (8,584,988)
                                           -------------        --------------
                 Cash Balance               $ 1,931,782          $ 1,291,023
                                           =============        ==============

(2) This account is maintained by National City Bank and represents the funding of the letter of credit that was pledged to secure the Company's workers compensation liability. Based upon demand for payment from the Kentucky Commission of Workers Claims, National City Bank transferred $850,000 to the State of Kentucky on February 25, 2003. This transfer was recorded on the Company's books in March.

CASE NAME: Kentucky
Electric Steel, Inc.                COMPARATIVE BALANCE SHEET       FORM OPR - 1
                                                                        REV 2/90
CASE NUMBER: 03-10078               MONTH ENDED: MARCH

                                                          February 5,        March 1        March 29
                                                              2003            2003            2003          April
ASSETS
CURRENT ASSETS
  Other Negotiable instruments (i.e.. CD's T-Bills)        $          -    $          -   $          -
                                                        ---------------- --------------- --------------  -----------
  Accounts receivable (See OPR - 3)                           9,734,029       8,478,039      5,972,687
                                                        ---------------- --------------- --------------  -----------
     Less allowance for doubtful accounts                             -               -              -
                                                        ---------------- --------------- --------------  -----------
  Inventory, at lower of cost or market                      10,346,543       7,815,001      2,462,067
                                                        ---------------- --------------- --------------  -----------
  Prepaid expenses and deposits                               2,813,034       2,462,924      1,881,542
                                                        ---------------- --------------- --------------  -----------
  Investments                                                         -               -              -
                                                        ---------------- --------------- --------------  -----------
  Other: Operating Supplies, rolls, molds, etc.               4,203,699       4,203,699      4,203,699
                                                        ---------------- --------------- --------------  -----------
  Cash and Restricted cash                                    1,092,575       1,931,782      1,291,023
                                                        ---------------- --------------- --------------  -----------
  Other Assets                                                   64,794          61,294         60,935
                                                        ---------------- --------------- --------------  -----------
     TOTAL CURRENT ASSETS                                  $ 28,254,674    $ 24,952,739   $ 15,871,953
                                                        ---------------- --------------- --------------  -----------
  PROPERTY PLANT AND EQUIPMENT,                            $          -    $          -   $          -
  AT COST                                               ---------------- --------------- --------------  -----------

     Less accumulated depreciation                                    -               -              -
                                                        ---------------- --------------- --------------  -----------
  NET PROPERTY PLANT AND EQUIPMENT                           19,452,338      19,452,338     19,452,338
                                                        ---------------- --------------- --------------  -----------
  Other non current assets                                      307,958         304,232        260,771
                                                        ---------------- --------------- --------------  -----------
  Deferred finance charges                                      558,815               -              -
                                                        ---------------- --------------- --------------  -----------
  TOTAL ASSETS                                             $ 48,573,785    $ 44,709,309   $ 35,585,062
                                                        ---------------- --------------- --------------  -----------

* Itemize if value of "Other Assets" exceed 10% of "Total Assets."

CASE NAME: Kentucky
Electric Steel, Inc.                COMPARATIVE BALANCE SHEET       FORM OPR - 2
                                                                        REV 2/90
CASE NUMBER: 03-10078               MONTH ENDED: MARCH

                                       February 5,            March 1           March 29
                                          2003                2003               2003           April

LIABILITIES

POST PETITION LIABILITIES                $ 204,746           $ 702,564          $ 947,405
                                      ------------        ------------       ------------    -------------
PRE PETITION LIABILITIES
                                      ------------        ------------       ------------    -------------
  Priority Debt                          2,629,975           2,592,107          2,098,489
                                      ------------        ------------       ------------    -------------
  Secured Debt                          30,530,705          27,658,910         23,544,655
                                      ------------        ------------       ------------    -------------
  Unsecured Debt                         9,426,688           9,433,310          8,691,905
                                      ------------        ------------       ------------    -------------
    TOTAL PRE PETITION LIABILITIES    $ 42,587,368        $ 39,684,328       $ 34,335,049
                                      ------------        ------------       ------------    -------------
      TOTAL LIABILITIES               $ 42,792,114        $ 40,386,892       $ 35,282,454
                                      ------------        ------------       ------------    -------------

  SHAREHOLDERS' EQUITY (DEFICIT)

  PREFERRED STOCK                              $ -                 $ -                $ -
                                      ------------        ------------       ------------    -------------
  COMMON STOCK                              50,516              50,516             50,516
                                      ------------        ------------       ------------    -------------
  PAID-IN CAPITAL                       15,817,342          15,817,342         15,817,342
                                      ------------        ------------       ------------    -------------
  TREASURY STOCK                        (4,309,397)         (4,309,397)        (4,309,397)
                                      ------------        ------------       ------------    -------------
  RETAINED EARNINGS
                                      ------------        ------------       ------------    -------------
     Through filing date                (5,776,790)         (5,776,790)        (5,776,790)
                                      ------------        ------------       ------------    -------------
     Post filing date                            -          (1,459,254)        (5,479,063)
                                      ------------        ------------       ------------    -------------
      TOTAL SHAREHOLDERS' EQUITY       $ 5,781,671         $ 4,322,417          $ 302,608
                                      ------------        ------------       ------------    -------------
       TOTAL LIABILITIES AND
       SHAREHOLDERS' EQUITY           $ 48,573,785        $ 44,709,309       $ 35,585,062
                                      ------------        ------------       ------------    -------------

CASE NAME: Kentucky
Electric Steel, Inc.         SUMMARY OF ACCOUNTS RECEIVABLE       FORM OPR - 3
                                                                  REV 2/90
CASE NUMBER: 03-10078        MONTH ENDED: MARCH


                                                                        (1)              (1)              (1)             (1)
                                                      TOTAL           CURRENT        1 - 30 DAYS     31 - 60 DAYS    OVER 60 DAYS
                                                                                      PAST DUE         PAST DUE        PAST DUE

DATE OF FILING: FEBRUARY 5, 2003                  $ 10,089,029     $ 7,974,031      $ 1,611,266        $ 479,232        $ 24,500
                ------------------              ---------------    ------------    -------------    -------------   -------------

         Allowance for doubtful accounts            $ (355,000)
                                                ---------------    ------------    -------------    -------------   -------------

                 Net accounts receivable           $ 9,734,029
                                                ===============


MONTH:      FEBRUARY - (March 1)                   $ 8,848,039     $ 6,254,947      $ 2,046,099        $ 435,313       $ 111,680
            ----------------------              ---------------    ------------    -------------    -------------   -------------

         Allowance for doubtful accounts            $ (370,000)
                                                ---------------    ------------    -------------    -------------   -------------

                 Net accounts receivable           $ 8,478,039
                                                ===============

MONTH:      MARCH - (March 29)                     $ 6,357,687     $ 2,637,537      $ 2,788,675        $ 684,222       $ 247,253
            -------------------------           ---------------    ------------    -------------    -------------   -------------

         Allowance for doubtful accounts            $ (385,000)
                                                ---------------    ------------    -------------    -------------   -------------

                 Net accounts receivable           $ 5,972,687
                                                ===============


NOTE: Total accounts receivable net of allowance for doubtful accounts shown here must agree to Form OPR - 1.

(1) The Company sells to customers on various terms including 30 days, 45 days and 60 days. The aging reports are prepared showing current, 1 - 30 days past due, 31 - 60 days past due and over 60 days past due.

CASE NAME: Kentucky
Electric Steel, Inc.      SUMMARY OF POST PETITION LIABILITIES      FORM OPR - 4
                                                                        REV 2/90
CASE NUMBER: 03-10078     MONTH ENDED: MARCH

                                            DATE     DATE   TOTAL AMOUNT    0 - 30       31 - 60    61 - 90     OVER
                                          INCURRED    DUE       DUE          DAYS          DAYS       DAYS    90 DAYS

TAXES PAYABLE
  Federal Income Tax
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  FICA - Employer's Share
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  FICA - Employee's Share
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  Unemployment Tax
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  Sales Tax
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  Property Tax
                                          --------  ------  -------------  -----------  ---------  --------- ----------
                 TOTAL TAXES PAYABLE                           $ 142,807    $ 142,807    See attached Exhibit B
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  POSTPETITION SECURED DEBT
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  POSTPETITION UNSECURED DEBT
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  ACCRUED INTEREST PAYABLE
                                          --------  ------  -------------  -----------  ---------  --------- ----------
  TRADE ACCOUNTS PAYABLE & OTHER:
                 (list separately)
  Total Trade & Other Accounts Payable                         $ 804,598    $ 800,549    $ 4,049    See attached Exhibit C
  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  ------------------------------------    --------  ------  -------------  -----------  ---------  --------- ----------

  TOTALS                                                       $ 947,405    $ 943,356    $ 4,049
                                          --------  ------  -------------  -----------  ---------  --------- ----------

Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2.

                                                                       Exhibit B
                          Kentucky Electric Steel, Inc.
              Summary of Post Petition Liabilities - Taxes Payable
                                 March 29, 2003

                                               DATE        DATE          TOTAL          0-30       31-60     61-90          OVER
                                             INCURRED       DUE           DUE           DAYS       DAYS       DAYS        90 DAYS
TAXES PAYABLE
  Federal Income Tax
        Salary P/R - Retention Bonus         03/29/03    04/04/03    $ 28,405.89    $ 28,405.89       $ -        $ -        $ -
        Salary P/R - Regular Pay             03/29/03    04/04/03       6,167.11       6,167.11         -          -          -
        Union P/R - Regular                  03/26/03    04/02/03         173.59         173.59         -          -          -
                                                                    ------------   ------------       ---        ---        ---
                                                                     $ 34,746.59    $ 34,746.59       $ -        $ -        $ -
                                                                    ------------   ------------       ---        ---        ---
  FICA - Employer's Share
        Salary P/R - Retention Bonus         03/29/03    04/04/03     $ 6,676.79     $ 6,676.79       $ -        $ -        $ -
        Salary P/R - Regular Pay             03/29/03    04/04/03       2,841.80       2,841.80         -          -          -
        Union P/R - Regular                  03/22/03    04/02/03         155.01         155.01         -          -          -
                                                                    ------------   ------------       ---        ---        ---
                                                                      $ 9,673.60     $ 9,673.60       $ -        $ -        $ -
                                                                    ------------   ------------       ---        ---        ---
  FICA - Employee's Share
        Salary P/R - Retention Bonus         03/29/03    04/04/03     $ 6,676.95     $ 6,676.95       $ -        $ -        $ -
        Salary P/R - Regular Pay             03/29/03    04/04/03       2,841.81       2,841.81         -          -          -
        Union P/R - Regular                  03/22/03    04/02/03         155.01         155.01         -          -          -
                                                                    ------------   ------------       ---        ---        ---
                                                                      $ 9,673.77     $ 9,673.77       $ -        $ -        $ -
                                                                    ------------   ------------       ---        ---        ---
  Unemployment Tax (1)
        Kentucky Unemployment                03/29/03    04/30/03    $ 12,500.00    $ 12,500.00       $ -        $ -        $ -
        Federal Unemployment                 03/29/03    04/30/03       2,500.00       2,500.00         -          -          -
                                                                    ------------   ------------       ---        ---        ---
                                                                     $ 15,000.00    $ 15,000.00       $ -        $ -        $ -
                                                                    ------------   ------------       ---        ---        ---
  Sales Tax
        February                             03/01/03    03/25/03     $ 5,284.00     $ 5,284.00       $ -        $ -        $ -
        March (2)                            03/29/03    04/25/03       7,782.00       7,782.00         -          -          -
                                                                    ------------   ------------       ---        ---        ---
                                                                     $ 13,066.00    $ 13,066.00       $ -        $ -        $ -
                                                                    ------------   ------------       ---        ---        ---
  Property Tax
        2003 Prop. Tax Accrual (2 months)    02/05/03    12/31/03    $ 35,000.00    $ 35,000.00       $ -        $ -        $ -
                                                                    ------------   ------------       ---        ---        ---
                                                                     $ 35,000.00    $ 35,000.00       $ -        $ -        $ -
                                                                    ------------   ------------       ---        ---        ---
  Kentucky Income Tax
        Salary P/R - Vacation                03/21/03    04/10/03     $ 6,811.46     $ 6,811.46       $ -        $ -        $ -
        Salary P/R - Retention Bonus         03/29/03    04/10/03       5,945.27       5,945.27         -          -          -
        Salary P/R - Regular Pay             03/29/03    04/10/03       1,795.00       1,795.00         -          -          -
        Union P/R - Vacation                 03/19/03    04/10/03       2,924.44       2,924.44         -          -          -
        Union P/R - Regular                  03/26/03    04/10/03          99.37          99.37         -          -          -
                                                                    ------------   ------------       ---        ---        ---
                                                                     $ 17,575.54    $ 17,575.54       $ -        $ -        $ -
                                                                    ------------   ------------       ---        ---        ---
  West Virginia Income Tax
        Salary P/R - Vacation                03/18/03    04/20/03       $ 398.50       $ 398.50       $ -        $ -        $ -
        Salary P/R - Retention Bonus         03/29/03    04/20/03         206.06         206.06         -          -          -
        Salary P/R - Regular Pay             03/29/03    04/20/03         185.33         185.33         -          -          -
        Salary P/R - Regular Pay             03/15/03    04/20/03         219.48         219.48         -          -          -
                                                                    ------------   ------------       ---        ---        ---
                                                                      $ 1,009.37     $ 1,009.37       $ -        $ -        $ -
                                                                    ------------   ------------       ---        ---        ---
  Ohio Income Tax                            03/20/03    04/15/03        $ 62.00        $ 62.00       $ -        $ -        $ -
                                                                    ------------   ------------       ---        ---        ---
  Kentucky license Tax (2 months)            02/05/03     Various     $ 2,500.00     $ 2,500.00       $ -        $ -        $ -
                                                                    ------------   ------------       ---        ---        ---
  Deleware Franchise Tax (2 months)          02/05/03     Various     $ 4,500.00     $ 4,500.00       $ -        $ -        $ -
                                                                    ------------   ------------       ---        ---        ---
                 TOTAL TAXES PAYABLE                                $ 142,806.87   $ 142,806.87       $ -        $ -        $ -
                                                                    ============   ============       ===        ===        ===
POSTPETITION SECURED DEBT                                                      -              -         -          -          -
POSTPETITION UNSECURED DEBT                                                    -              -         -          -          -
ACCRUED INTEREST PAYABLE                                                       -              -         -          -          -

Footnotes:
---------
(1) Accrual on books as of 3/29/03 for unemployment was $45,000. As of the petition date $30,000 was accrued, following the petition date an additional $15,000 was accrued. Subsequent to closing of books, actual unemployment was calculated as follows:

              Kentucky Unemployment                  $ 38,266.69
              Federal Unemployment                      4,178.70
                                                     -----------
                                                     $ 42,445.39
                                                     ===========

(2) The actual tax sales tax liability was $7,782 for March as compared to estimate during closing of $7,266.

                                                                       Exhibit C

                          Kentucky Electric Steel, Inc.
    Summary of Post Petition Liabilities - Trade Accounts Payables and Others
                                 March 29, 2003

                                           DATE           DATE          TOTAL          0-30       31-60      61-90    OVER
Accounts Payable                         INCURRED          DUE           DUE           DAYS        DAYS      DAYS    90 DAYS
----------------                         --------          ---           ---           ----        ----      ----    -------

Trade Accounts Payable
Boyd Co. United Way                      03/29/03       03/29/03          $ 30         $ 30        $ -        $ -      $ -
Kenesco Employees Credit Union           03/29/03       03/29/03         1,388        1,388          -          -        -
North American Steel Alliance            03/29/03       03/29/03         1,795        1,795          -          -        -
CSX Transportation                       02/28/03       03/28/03         2,370        2,370          -          -        -
Columbia Gas of Kentucky                 02/11/03       02/21/03            17            -         17          -        -
Collier Shannon Scott                    03/24/03       03/28/03           344          344          -          -        -
IBM Corporation                          03/23/03       03/28/03         1,929        1,929          -          -        -
Ceridian Employer Services               03/25/03       04/04/03           256          256          -          -        -
Ceridian Employer Services               03/26/03       04/04/03           251          251          -          -        -
Ceridian Employer Services               03/27/03       04/04/03           241          241          -          -        -
REIC                                     03/25/03       04/30/03           272          272          -          -        -
Cannonsburg Water District               03/31/03       04/25/03         4,890        4,890          -          -        -
Alltel                                   03/28/03       04/11/03           101          101          -          -        -
Nelson Technologies                      03/29/03       03/29/03         1,590        1,590          -          -        -
Wackenhut Corporation                    03/23/03       04/23/03         1,724        1,724          -          -        -
Storage on the Spot Inc.                 03/28/03       04/11/03           466          466          -          -        -
Levee Lift Inc.                          03/28/03       04/27/03         5,830        5,830          -          -        -
Ikon Office Solutions                    03/28/03       04/11/03           655          655          -          -        -
North American Steel Alliance            02/28/03       02/28/03         4,032            -      4,032          -        -
AEP                                      03/28/03        Various       411,000      411,000          -          -        -
                                                                       -------      -------    -------    -------   -------
                                      Trade Accounts Payable         $ 439,181    $ 435,132    $ 4,049        $ -      $ -
                                                                       -------      -------    -------    -------   -------
Other
Accrued Health Benefits                  03/28/03          TBD          70,000       70,000          -          -        -
Accrued Payrolls                         03/28/03          TBD          88,713       88,713          -          -        -
Accrued line of credit fee               03/28/03          TBD           3,000        3,000          -          -        -
Accrued sales leaseback transaction      03/28/03          TBD         203,704      203,704          -          -        -
                                                                       -------      -------    -------    -------   -------
                                      Other Accounts Payable         $ 365,417    $ 365,417        $ -        $ -      $ -
                                                                       -------      -------    -------    -------   -------
                                                                       -------      -------    -------    -------   -------
                                      Total Accounts Payable         $ 804,598    $ 800,549    $ 4,049        $ -      $ -
                                                                       -------      -------    -------    -------   -------

CASE NAME: Kentucky
Electric Steel, Inc.              STATEMENT OF INCOME (LOSS)        FORM OPR - 5
                                                                        REV 2/90
CASE NUMBER: 03-10078             MONTH ENDED: MARCH

                                                                                            FILING
                                                      FEBRUARY             MARCH            TO DATE

NET REVENUE (INCOME)                                $ 2,600,739         $ 2,370,145       $ 4,970,884
                                                  --------------      --------------     -------------
COST OF GOODS SOLD
       Materials                                              -                   -                 -
                                                  --------------      --------------     -------------
       Labor - Direct                                         -                   -                 -
                                                  --------------      --------------     -------------
       Manufacturing Overhead                                 -                   -                 -
                                                  --------------      --------------     -------------
           TOTAL COST OF GOODS SOLD                  (3,089,476)         (6,532,328)       (9,621,804)
                                                  --------------      --------------     -------------
GROSS PROFIT                                                  -                   -                 -
                                                  --------------      --------------     -------------
OPERATING EXPENSES                                            -                   -                 -
                                                  --------------      --------------     -------------
       Selling and Marketing                                  -                   -                 -
                                                  --------------      --------------     -------------
       General and Administrative                      (370,304)           (393,192)         (763,496)
                                                  --------------      --------------     -------------
       Other:                                                 -                                     -
                       ---------------------      --------------      --------------     -------------
           TOTAL OPERATING EXPENSES                  $ (370,304)         $ (393,192)       $ (763,496)

INCOME BEFORE INTEREST, DEPRECIATION
       TAXES OR EXTRAORDINARY EXPENSES               $ (859,041)       $ (4,555,375)     $ (5,414,416)
                                                  --------------      --------------     -------------
INTEREST EXPENSE                                         (2,060)             (2,403)           (4,463)
                                                  --------------      --------------     -------------
DEPRECIATION                                                  -                   -                 -
                                                  --------------      --------------     -------------
INCOME TAX EXPENSE (BENEFIT)                                  -                   -                 -
                                                  --------------      --------------     -------------
WRITE-OFF OF DEFERRED FINANCING FEE                    (545,404)                  -          (545,404)
                                                  --------------      --------------     -------------
WRITE-OFF OF OTHER DEFERRED CHARGES                     (52,749)                  -           (52,749)
                                                  --------------      --------------     -------------
EXTRAORDINARY INCOME (EXPENSE)   (1)                          -             537,969           537,969
                                                  --------------      --------------     -------------
           NET INCOME (LOSS)                       $ (1,459,254)        $(4,019,809)      $(5,479,063)
                                                  ==============      ==============     =============

(1) Amount is a non-cash item representing the write-off of unrecognized gain on sale and leaseback transaction.

CASE NAME: Kentucky
Electric Steel, Inc.      STATEMENT OF SOURCES AND USES OF CASH    FORM OPR - 6
CASE NUMBER: 03-10078     MONTH ENDED: MARCH                           REV 2/90

                                                                                                   FILING
                                                            FEBRUARY              MARCH           TO DATE
SOURCES OF CASH
  Income (Loss) From Operations                          $ (1,459,254)        $(4,019,809)     $ (5,479,063)
                                                          -----------         -----------       -----------
       Add:  Depreciation, Amortization
       & Other Non-Cash Items                                 558,815            (537,969)           20,846
                                                          -----------         -----------       -----------
       CASH GENERATED FROM OPERATIONS                        (900,439)         (4,557,778)       (5,458,217)
                                                          -----------         -----------       -----------
  Add: Decrease in Assets:
            Accounts Receivable                             1,259,490           2,505,711         3,765,201
                                                          -----------         -----------       -----------
            Inventory                                       2,531,542           5,352,934         7,884,476
                                                          -----------         -----------       -----------
            Prepaid Expenses & Deposits                       350,110             581,381           931,491
                                                          -----------         -----------       -----------
            Property, Plant & Equipment                             -                   -                 -
                                                          -----------         -----------       -----------
            Other: Change in Other Long-Tem Assets              3,726              43,461            47,187
                                                          -----------         -----------       -----------
       Increase in Liabilities:
            Pre Petition Liabilities                                -                   -                 -
                                                          -----------         -----------       -----------
            Post Petition Liabilities                         497,818             244,841           742,659
                                                          -----------         -----------       -----------
       TOTAL SOURCES OF CASH (A)                          $ 3,742,247         $ 4,170,550       $ 7,912,797
                                                          -----------         -----------       -----------
USES OF CASH
       Increase in Assets:
            Accounts Receivable                                   $ -                 $ -               $ -
                                                          -----------         -----------       -----------
            Inventory                                               -                   -                 -
                                                          -----------         -----------       -----------
            Prepaid Expenses & Deposits                             -                   -                 -
                                                          -----------         -----------       -----------
            Property, Plant & Equipment                             -                   -                 -
                                                          -----------         -----------       -----------
            Other accured expenses                                  -                                     -
                                                          -----------         -----------       -----------
       Decrease in Liabilities:
            Pre Petition Liabilities                      $ 2,903,040         $ 4,811,310       $ 7,714,350
                                                          -----------         -----------       -----------
            Post Petition Liabilities                               -                                     -
                                                          -----------         -----------       -----------
       TOTAL USES OF CASH (B)                             $ 2,903,040         $ 4,811,310       $ 7,714,350
                                                          -----------         -----------       -----------
NET SOURCE (USE) OF CASH (A-B=NET)                          $ 839,207          $ (640,760)        $ 198,447
                                                          -----------         -----------       -----------
CASH - BEGINNING BALANCE (See OPR-1)                      $ 1,092,575         $ 1,931,782       $ 1,092,575
                                                          -----------         -----------       -----------
CASH - ENDING BALANCE (See OPR-1)                         $ 1,931,782         $ 1,291,022       $ 1,291,022
                                                          -----------         -----------       -----------

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                            CASH DISBURSEMENT DETAIL

       Date                              Payee                        Amount
------------------  ---------------------------------------------  ------------

Account 754202055
         2/25/1903  Draw by Common Wealth of KY - W/C Comp            $ 850,000
                                                                   ------------

Account #70936836 & 98239
         3/1/1903   IBM Auto Wire                                         2,275
         3/4/1903   Wire Transfer - AFCO Credit                         100,000
         3/4/1903   Wire Transfer - AFCO Credit                         103,437
         3/5/1903   Wire Transfer - Navigant Consulting                  26,207
         3/12/1903  Wire Transfer - Navigant Consulting                  27,211
         3/18/1903  Wire Transfer - Navigant Consulting                  29,629
         3/21/1903  Wire Transfer - ADP Communication Services              192
         3/25/1903  Analysis Charges - NCB 2/28/03                        8,611
         3/17/2003  Airgas-Mid America                                       20
         3/17/2003  Air Products And Chemicals                            2,900
         3/17/2003  Alltel                                                  418
         3/17/2003  Alltel                                                  101
         3/17/2003  American Stock Exchange, Llc                             25
         3/17/2003  Ashland Office Supply                                   670
         3/17/2003  AT&T                                                    507
         3/17/2003  AT&T                                                  4,362
         3/17/2003  AT&T                                                  1,053
         3/17/2003  Bhe Environmental Inc                                 2,480
         3/17/2003  Boyd Co Clerk                                           339
         3/17/2003  Boyd County Domestic Relations                          221
         3/17/2003  Boyd Co United Way                                       35
         3/17/2003  Browning Ferris Ind                                   5,497
         3/17/2003  Business Wire                                           638
         3/17/2003  CNA                                                     804
         3/17/2003  Cannonsburg Water District                            3,300
         3/17/2003  At&T Wireless Service                                 2,080
         3/17/2003  Compaq                                                2,173
         3/17/2003  Ceridian Employer Services                              722
         3/17/2003  CSX Transportation                                    5,268
         3/17/2003  Department Of Tax And Revenue                           400
         3/17/2003  Green Valley Environmental Cor                          256
         3/17/2003  Hartford Specialty                                      491
         3/17/2003  Horsehead Resource                                    1,424
         3/17/2003  Ikon Office Solutions                                   655
         3/17/2003  Ios Capital                                           3,389
         3/17/2003  J R B Inc                                                45
         3/17/2003  William J Jessie                                        126
         3/17/2003  Kenesco Employees Credit Union                        3,302
         3/17/2003  American Electric Power                                 378
         3/17/2003  Levee Lift Inc                                        5,830
         3/17/2003  Lightyear Communications                              1,338
         3/17/2003  Art Mccullough                                           63

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                            CASH DISBURSEMENT DETAIL

       Date                              Payee                        Amount
------------------  ---------------------------------------------  ------------

         3/17/2003  Marcum Material Handling                                302
         3/17/2003  Metlife                                                 115
         3/17/2003  Nations Rent                                          4,989
         3/17/2003  Pbcc                                                  1,247
         3/17/2003  Professional Maintenance                              3,055
         3/17/2003  Reic                                                  2,156
         3/17/2003  Railcar Ltd                                           1,560
         3/17/2003  Readmond Printing                                       492
         3/17/2003  Richeys                                                 109
         3/17/2003  Jeb Ryder                                               226
         3/17/2003  Scott-Gross                                             547
         3/17/2003  Storage On The Spot Inc.                                466
         3/17/2003  The Wackenhut Corporation                             3,266
         3/17/2003  Tres Of State Of Ohio                                    75
         3/17/2003  Tyler Mountain Water Co                                  93
         3/17/2003  United States Postal Service                          1,000
         3/17/2003  United Steelworkers Of America                          657
         3/17/2003  Unity Communications Inc                                502
         3/17/2003  Weavertown Group                                      3,056
         3/17/2003  Wright Brothers Inc.                                      9
         3/17/2003  Y M C A                                                  49
         3/17/2003  Xerox Corp                                               49
         3/17/2003  Returned Check Fee                                       35
         3/20/2003  Alltel                                                2,226
         3/20/2003  American Stock Exchange, Llc                             30
         3/20/2003  Boyd County Domestic Relations                          221
         3/20/2003  Division Of Child Support                               200
         3/20/2003  Columbia Gas Of Kentucky                                150
         3/20/2003  Ceridian Employer Services                              240
         3/20/2003  Dow Jones Info Services                                 242
         3/20/2003  Kenesco Employees Credit Union                        1,222
         3/20/2003  American Electric Power                                 692
         3/20/2003  Marcum Material Handling                                447
         3/20/2003  Jeb Ryder                                                42
         3/20/2003  United States Treasury                                  225
         3/20/2003  U S Treasury                                            225
         3/20/2003  United Steelworkers Of America                          495
         3/20/2003  Y M C A                                                  10
         3/26/2003  Alltel                                                1,713
         3/26/2003  At&T                                                    255
         3/26/2003  At&T                                                  1,053
         3/26/2003  Browning Ferris Ind                                     181
         3/26/2003  William H Gerak                                          27
         3/26/2003  William J Jessie                                         82
         3/26/2003  American Electric Power                                  24
         3/26/2003  Marcum Material Handling                                838
         3/26/2003  Metal Associates                                         44
         3/26/2003  Nelson Technologies Inc                                 568
         3/26/2003  The Wackenhut Corporation                             2,124
         3/28/2003  FedEx Charges                                           171
         3/26/2003  Xerox Corp                                               99
                                                                   ------------
                                                                      $ 386,773
                                                                   ------------

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                            CASH DISBURSEMENT DETAIL

       Date                              Payee                        Amount
------------------  ---------------------------------------------  ------------

Petty Cash
          3/1/1903  Redeem Meal Ticket                                  $ 1,300
                                                                   ------------

Account 626225676 & 626225668
          3/5/1903  Transfer 941 P/R Taxes Hourly Deposit # 5               872
          3/5/1903  Transfer 941 P/R Taxes Hourly Deposit # 5             1,184
          3/5/1903  Transfer 941 P/R Taxes Hourly Deposit # 5               872
          3/5/1903  Transfer 941 P/R Taxes Salary Deposit # 6             3,127
          3/5/1903  Transfer 941 P/R Taxes Salary Deposit # 6             5,940
          3/5/1903  Transfer 941 P/R Taxes Salary Deposit # 6             3,127
         3/10/1903  KIT Withholding                                       3,015
         3/12/1903  Transfer 941 P/R Taxes Salary Deposit # 6               772
         3/12/1903  Transfer 941 P/R Taxes Salary Deposit # 6             1,067
         3/12/1903  Transfer 941 P/R Taxes Salary Deposit # 6               772
         3/19/1903  Transfer 941 P/R Taxes Salary Deposit # 3             3,309
         3/19/1903  Transfer 941 P/R Taxes Salary Deposit # 3             6,973
         3/19/1903  Transfer 941 P/R Taxes Salary Deposit # 3             3,309
         3/19/1903  Transfer 941 P/R Taxes Hourly Deposit # 2               785
         3/19/1903  Transfer 941 P/R Taxes Hourly Deposit # 2             1,066
         3/19/1903  Transfer 941 P/R Taxes Hourly Deposit # 2               785
         3/25/1903  Wire Transfer - Kentucky State Withholding            3,087
         3/26/1903  Transfer 941 P/R Taxes Hourly Deposit # 4             4,321
         3/26/1903  Transfer 941 P/R Taxes Hourly Deposit # 4             6,708
         3/26/1903  Transfer 941 P/R Taxes Hourly Deposit # 4             4,321
         3/26/1903  Transfer 941 P/R Taxes Salary Deposit # 5            10,441
         3/26/1903  Transfer 941 P/R Taxes Salary Deposit # 5            19,293
         3/26/1903  Transfer 941 P/R Taxes Salary Deposit # 5            10,441
         3/28/2003  Bank Fees - (February Bank One Fees)                    296
                                                                   ------------
                                                                       $ 95,882
                                                                   ------------
Account #73404006
         3/14/1903  Salary Payroll                                       29,096
         3/21/1903  Salary Payroll - Vacation                            98,916
                                                                   ------------
                                                                      $ 128,012
                                                                   ------------
Account #73404022
          3/5/1903  Hourly Payroll Wk Ending 3/1/03                       6,517
         3/12/1903  Hourly Payroll Wk Ending 3/8/03                       6,670
         3/14/1903  Hourly P/R - Service Charge                             351
         3/19/1903  Hourly Payroll Wk Ending 3/19/03                     40,797
         3/19/1903  Hourly P/R - Service Charge                              45
         3/22/1903  Hourly Payroll Wk Ending 3/22/03                      1,304
                                                                   ------------
                                                                       $ 55,684
                                                                   ------------
                                                            Total   $ 1,517,651
                                                                   ============

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                              CASH RECEIPTS DETAIL

        Date                              Payee                         Amount
------------------  ---------------------------------------------  -------------

Account #754119200
      3/4/2003      A & S Fabricating Co.                                 6,903
      3/4/2003      Ameristeel Bright Bar Inc.                            3,989
      3/4/2003      Ameristeel Bright Bar Inc.                            5,144
      3/4/2003      Dakota Manufacturing Co                               6,362
      3/4/2003      Drummond Mccall                                       4,733
      3/4/2003      Drummond Mccall                                       3,488
      3/4/2003      Ryerson Tull / Procurement Cor                        3,525
      3/4/2003      Ryerson Tull Procurement Corp                           860
      3/4/2003      Ryerson / Tull Procurement Cor                        5,154
      3/4/2003      Triangle Auto Spring                                  7,173
      3/4/2003      Triangle Auto Spring                                  3,945
      3/4/2003      Triangle Auto Spring                                  4,033
      3/4/2003      Triangle Auto Spring                                  7,457
      3/4/2003      Triangle Auto Spring                                  3,282
      3/4/2003      Triangle Auto Spring                                  3,338
      3/4/2003      Triangle Auto Spring                                  7,973
      3/4/2003      Triangle Auto Spring                                  4,154
      3/4/2003      Triangle Auto Spring                                  2,511
      3/4/2003      Triangle Auto Spring                                  7,460
      3/4/2003      Triangle Auto Spring                                  1,585
      3/4/2003      Triangle Auto Spring                                  5,005
      3/4/2003      Triangle Auto Spring                                  7,187
      3/4/2003      Triangle Auto Spring                                  7,394
      3/4/2003      Triangle Auto Spring                                  2,975
      3/4/2003      Triangle Auto Spring                                  3,979
      3/4/2003      Triangle Auto Spring                                  7,471
      3/4/2003      Triangle Auto Spring                                  3,596
      3/4/2003      Triangle Auto Spring                                  3,655
      3/4/2003      Nucor Cold Finish                                    57,682
      3/4/2003      Nucor Cold Finish                                    58,407
      3/4/2003      Nucor Cold Finish                                    14,449
      3/4/2003      Westerncullenhayes Inc                                6,804
      3/5/2003      Impact Metal Products                                14,261
      3/5/2003      Impact Metal Products                                14,261
      3/5/2003      R P Foster Inc                                        8,887
      3/5/2003      Lamar Companies                                         750
      3/5/2003      Andrew Jones - Community Trust                       19,500
      3/5/2003      Adp Financial                                            58
      3/6/2003      Suspensiones Dsp,Sa De Cv                            26,732
      3/6/2003      Suspensiones Dsp,Sa De Cv                            12,359
      3/6/2003      Suspensiones Dsp,Sa De Cv                            24,261
      3/6/2003      Suspensiones Dsp,Sa De Cv                            37,081
      3/6/2003      Suspensiones Dsp,Sa De Cv                             3,499
      3/6/2003      Suspensiones Dsp,Sa De Cv                            19,246
      3/6/2003      Suspensiones Dsp,Sa De Cv                             3,654
      3/6/2003      Roanoke                                                   1
      3/7/2003      Hendrickson International                             9,256
      3/7/2003      Hendrickson International                             8,563
      3/7/2003      Russel Metals Inc                                     2,638
      3/7/2003      Russel Metals - Bahcall Group                         3,132

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                              CASH RECEIPTS DETAIL

        Date                              Payee                         Amount
------------------  ---------------------------------------------  -------------
      3/7/2003      Benz Spring Co                                        4,574
      3/7/2003      Benz Spring Co                                        4,178
      3/7/2003      Benz Spring Co                                        1,831
      3/7/2003      Benz Spring Co                                        3,358
      3/7/2003      Bucyrus Blades Incorporated                           5,592
      3/7/2003      Bucyrus Blades Incorporated                           8,178
      3/7/2003      Bucyrus Blades Incorporated                           7,403
      3/7/2003      Bucyrus Blades Incorporated                           8,840
      3/7/2003      Bucyrus Blades Incorporated                           6,274
      3/7/2003      Bucyrus Blades Incorporated                           6,118
      3/7/2003      Bucyrus Blades Incorporated                           6,248
      3/7/2003      Bucyrus Blades Incorporated                           6,888
      3/7/2003      Bucyrus Blades Incorporated                           4,756
      3/7/2003      Canadian Drawn Steel Company                          1,714
      3/7/2003      Canadian Drawn Steel Company                          1,862
      3/7/2003      Denman And Davis                                      7,446
      3/7/2003      Fontaine Specialized                                 11,274
      3/7/2003      Fontaine Trailer Company                             10,970
      3/7/2003      Fontaine Trailer Company                             11,003
      3/7/2003      Fontaine Trailer Company                             10,964
      3/7/2003      Kane Steel Co                                        10,972
      3/7/2003      Liebovich Steel & Aluminum Co                        11,575
      3/7/2003      Liebovich Steel & Aluminum Co                         6,303
      3/7/2003      Liebovich Steel & Aluminum Co                         1,616
      3/7/2003      Liebovich Steel & Aluminum Co                         1,572
      3/7/2003      Ceco Buildings - Southern                             7,407
      3/7/2003      Ceco Buildings - Southern                             7,099
      3/7/2003      Ceco Buildings - Southern                             7,099
      3/7/2003      Ceco Buildings - Southern                             6,385
      3/7/2003      Ceco Buildings - Southern                             6,120
      3/7/2003      Ceco Buildings - Southern                             6,242
      3/7/2003      Ceco Buildings - Southern                             4,994
      3/7/2003      Ceco Buildings - Midwest                              6,551
      3/7/2003      Ceco Buildings - Midwest                              5,241
      3/7/2003      Ceco Buildings - Midwest                              4,909
      3/7/2003      Ceco Buildings - Midwest                              7,652
      3/7/2003      Ceco Buildings - Midwest                              7,142
      3/7/2003      Ceco Buildings - Midwest                              6,120
      3/7/2003      Oneal Steel Inc                                       3,764
      3/7/2003      Triad Metals International                              705
      3/7/2003      Triad Metals International                            1,435
      3/7/2003      Triad Metals International                            4,061
      3/7/2003      Triad Metals International                            3,472
      3/7/2003      Triad Metals International                              786
      3/7/2003      Triad Metals International                            2,893
      3/7/2003      Triad Metals International                            6,386
      3/7/2003      U.S. Tsubaki Inc.,                                   12,596
      3/7/2003      U.S. Tsubaki Inc.,                                    3,898
      3/7/2003      U.S. Tsubaki Inc.,                                    4,306
      3/7/2003      U.S. Tsubaki Inc.,                                    2,572
      3/7/2003      U.S. Tsubaki Inc.,                                   10,302
      3/7/2003      U.S. Tsubaki Inc.,                                    1,009

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                              CASH RECEIPTS DETAIL

        Date                              Payee                         Amount
------------------  ---------------------------------------------  -------------

      3/7/2003      U.S. Tsubaki Inc.,                                      953
      3/7/2003      U.S. Tsubaki Inc.,                                   12,128
      3/7/2003      A M Castle    Hy Alloy Steel                          5,941
      3/7/2003      Earle M Jorgensen Co (Emj)                           10,324
      3/7/2003      Ceco Buildings - Midwest                             12,387
      3/7/2003      Portec Inc. Rmp Div.                                  4,100
      3/7/2003      Ryerson Tull                                         32,409
      3/7/2003      Tool Steel Service Inc                                9,698
     3/10/2003      Acier Leroux Inc                                        960
     3/10/2003      Acier Leroux Inc                                      1,510
     3/10/2003      Acier Leroux Inc                                        678
     3/10/2003      Acier Leroux Inc                                      3,481
     3/10/2003      Acier Leroux                                          8,884
     3/10/2003      Acier Leroux                                          8,884
     3/10/2003      Acier Leroux                                          8,884
     3/10/2003      Acier Leroux                                          7,260
     3/10/2003      American Car And Foundry                              6,854
     3/10/2003      Besco Steel Supply Inc                                3,557
     3/10/2003      Doepker Industries                                    9,531
     3/10/2003      Doepker Industries                                    1,608
     3/10/2003      Doepker Industries                                    1,807
     3/10/2003      Liebovich Steel & Aluminum Co                         9,473
     3/10/2003      Liebovich Steel & Aluminum Co                        11,474
     3/10/2003      Liebovich Steel & Aluminum Co                         7,019
     3/10/2003      Liebovich Steel & Aluminum Co                         7,508
     3/10/2003      Rexnord Industries Inc.                                 480
     3/10/2003      Rexnord Industries Inc.                               4,253
     3/10/2003      Rexnord Industries Inc.                               2,040
     3/10/2003      Rexnord Industries Inc.                               1,116
     3/10/2003      Siskin Steel  Supply                                  2,879
     3/10/2003      Siskin Steel  Supply                                  5,203
     3/10/2003      Siskin Steel  Supply                                  1,032
     3/10/2003      Siskin Steel  Supply                                  1,239
     3/10/2003      Siskin Steel  Supply                                  2,818
     3/10/2003      Siskin Steel Supply                                   8,696
     3/10/2003      Valk Manufacturing Co                                 8,296
     3/10/2003      Valk Manufacturing Co                                 3,562
     3/10/2003      Valk Manufacturing Co                                 1,393
     3/10/2003      Steel Built Corp                                      7,122
     3/10/2003      Steel Built Corp                                      5,453
     3/10/2003      Steel Built Corp                                      1,391
     3/10/2003      Ceco Buildings - Midwest                              1,265
     3/11/2003      Truck Fax Inc                                        20,000
     3/11/2003      Valley Blades Limited                                 2,070
     3/11/2003      Valley Blades Limited                                 3,762
     3/11/2003      Valley Blades Limited                                 4,926
     3/12/2003      Consumer Steel Products Co                              908
     3/12/2003      Consumer Steel Products Co                            1,671
     3/12/2003      Consumer Steel Products Co                            2,566
     3/12/2003      Consumer Steel Products Co                            1,671
     3/12/2003      Consumer Steel Products Co                              491
     3/12/2003      Crucible Speciality Metal Co                          7,742

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                              CASH RECEIPTS DETAIL

        Date                              Payee                         Amount
------------------  ---------------------------------------------  -------------

     3/12/2003      Crucible Speciality Metal Co                          5,365
     3/12/2003      Crucible Speciality Metal Co                          4,415
     3/12/2003      Klein Steel Service                                     838
     3/12/2003      Klein Steel Service                                   6,970
     3/12/2003      Ceco Buildings - Southern                             5,675
     3/12/2003      Ceco Buildings - Southern                             1,557
     3/12/2003      Ceco Buildings - Southern                             7,109
     3/12/2003      Ceco Buildings - Southern                             2,118
     3/12/2003      Ceco Buildings - Southern                             4,653
     3/12/2003      Ceco Buildings - Southern                             2,270
     3/12/2003      Ceco Buildings - Southern                             1,514
     3/12/2003      Ceco Buildings - Southern                             4,500
     3/12/2003      Ceco Buildings - Southern                             1,922
     3/12/2003      Ceco Buildings - Southern                             4,800
     3/12/2003      Ceco Buildings - Southern                             2,321
     3/12/2003      Ceco Buildings - Southern                             4,238
     3/12/2003      Ceco Buildings - Southern                             1,702
     3/12/2003      Ceco Buildings - Southern                             2,710
     3/12/2003      Ceco Buildings - Southern                             1,413
     3/12/2003      Ceco Buildings - Midwest                              7,413
     3/12/2003      Ceco Buildings - Midwest                              2,309
     3/12/2003      Ceco Buildings - Midwest                              3,221
     3/12/2003      Ceco Buildings - Eastern                              6,169
     3/12/2003      Ceco Buildings - Eastern                              4,663
     3/12/2003      Ceco Buildings - Eastern                              1,454
     3/12/2003      Ceco Buildings - Eastern                              2,354
     3/12/2003      Ceco Buildings - Eastern                              3,726
     3/12/2003      Oneal Steel Inc                                         970
     3/12/2003      Oneal Steel Inc                                       1,405
     3/12/2003      Oneal Steel Inc                                       2,038
     3/12/2003      Oneal Steel Inc                                       1,405
     3/12/2003      Oneal Steel Inc                                       1,022
     3/12/2003      Oneal Steel Inc                                       1,595
     3/12/2003      Osmundson Mfg Co                                      6,933
     3/12/2003      Raymac                                                7,433
     3/12/2003      Southeastern Forge Inc                                8,687
     3/12/2003      Triad Metals International                            7,111
     3/12/2003      Triangle Auto Spring                                  7,534
     3/12/2003      Triangle Auto Spring                                  7,310
     3/12/2003      Triangle Auto Spring                                    743
     3/12/2003      Triangle Auto Spring                                  6,298
     3/12/2003      Triangle Auto Spring                                  6,150
     3/12/2003      Triangle Auto Spring                                    833
     3/12/2003      Triangle Auto Spring                                  7,187
     3/12/2003      Triangle Auto Spring                                  6,264
     3/12/2003      United Steel Service Inc                             10,563
     3/12/2003      William Ball                                            333
     3/12/2003      Albert Carnes                                           347
     3/12/2003      Melvin Caudill                                          692
     3/12/2003      Lester Hicks                                            692
     3/12/2003      James Leibee                                            333
     3/12/2003      Shirley Corey                                           346

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                              CASH RECEIPTS DETAIL

        Date                              Payee                         Amount
------------------  ---------------------------------------------  -------------

     3/12/2003      Randy Martin                                            333
     3/12/2003      Glenn Adkins                                            725
     3/12/2003      Janice Baker                                            725
     3/13/2003      Truck Fax Inc                                        15,000
     3/13/2003      Benjamin Steel                                        1,325
     3/13/2003      Benjamin Steel                                        1,270
     3/13/2003      Benjamin Steel                                        2,569
     3/13/2003      Benjamin Steel                                          848
     3/13/2003      Benjamin Steel                                          897
     3/13/2003      Benjamin Steel                                          798
     3/13/2003      Benjamin Steel                                          872
     3/13/2003      Benjamin Steel                                        2,040
     3/13/2003      Fay Industries, Inc                                   6,718
     3/13/2003      Fontaine Trailer Company                              8,114
     3/13/2003      Fontaine Trailer Company                              8,162
     3/13/2003      Industrial Steel Warehouse, L.                       25,754
     3/13/2003      Ryerson Tull / Procurement Cor                        1,149
     3/13/2003      Ryerson Tull / Procurement Cor                          726
     3/13/2003      Ryerson Tull / Procurement Cor                          673
     3/13/2003      Ryerson Tull / Procurement Cor                          982
     3/13/2003      Ryerson Tull / Procurement Cor                        1,248
     3/13/2003      Ceco Buildings - Southern                             1,362
     3/13/2003      Ceco Buildings - Midwest                              2,225
     3/13/2003      Ceco Buildings - Midwest                              2,191
     3/13/2003      Ceco Buildings - Midwest                              2,682
     3/13/2003      Ceco Buildings - Midwest                              4,098
     3/13/2003      Ceco Buildings - Midwest                              2,782
     3/13/2003      Ceco Buildings - Midwest                              4,871
     3/13/2003      Ceco Buildings - Midwest                              2,776
     3/13/2003      Ceco Buildings - Midwest                              3,337
     3/13/2003      Ceco Buildings - Midwest                              7,572
     3/13/2003      Ceco Buildings - Eastern                              5,822
     3/13/2003      Ceco Buildings - Eastern                              4,708
     3/13/2003      Ceco Buildings - Eastern                              5,589
     3/13/2003      Ceco Buildings - Eastern                              3,379
     3/13/2003      Ceco Buildings - Eastern                              1,397
     3/13/2003      Ceco Buildings - Eastern                                948
     3/13/2003      Ceco Buildings - Eastern                              2,731
     3/13/2003      Ceco Buildings - Eastern                              4,721
     3/13/2003      Ceco Buildings - Eastern                              7,268
     3/13/2003      Ceco Buildings - Eastern                              7,731
     3/13/2003      Pdm Steel Service Centers, Inc                       43,722
     3/13/2003      Ryerson Tull                                          2,795
     3/13/2003      Ryerson Tull                                          2,298
     3/13/2003      Ryerson Tull                                          2,938
     3/13/2003      Ryerson Tull                                          2,335
     3/13/2003      Ryerson Tull                                          2,754
     3/13/2003      Ryerson Tull                                          4,174
     3/13/2003      Ryerson Tull                                          3,100
     3/13/2003      Ryerson Tull                                          3,843
     3/13/2003      Ryerson Tull                                          1,725
     3/13/2003      Ryerson Tull                                          2,958

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                              CASH RECEIPTS DETAIL

        Date                              Payee                         Amount
------------------  ---------------------------------------------  -------------

     3/13/2003      Ryerson Tull                                          1,484
     3/13/2003      Ryerson Tull                                          1,843
     3/13/2003      Ryerson Tull                                          3,256
     3/13/2003      Ryerson Tull                                          1,321
     3/13/2003      Ryerson Tull                                          2,588
     3/13/2003      Joseph T Ryerson & Son                                1,882
     3/13/2003      Ryerson Tull                                          2,594
     3/13/2003      Ryerson/ Tull Procurement Corp                        6,254
     3/13/2003      Ryerson/ Tull Procurement Corp                        2,619
     3/13/2003      Ryerson/ Tull Procurement Corp                        3,224
     3/13/2003      Ryerson/ Tull Procurement Corp                        1,714
     3/13/2003      Ryerson/ Tull Procurement Corp                          982
     3/13/2003      Ryerson/ Tull Procurement Corp                          926
     3/13/2003      J.T. Ryerson & Son Inc.                               1,168
     3/13/2003      J.T. Ryerson & Son Inc.                                 941
     3/13/2003      J.T. Ryerson & Son Inc.                               1,430
     3/13/2003      Tool Steel Service Inc                               14,127
     3/13/2003      U.S. Tsubaki Inc.,                                   10,536
     3/13/2003      U.S. Tsubaki Inc.,                                    4,626
     3/13/2003      U.S. Tsubaki Inc.,                                   11,958
     3/13/2003      U.S. Tsubaki Inc.,                                    2,809
     3/13/2003      U.S. Tsubaki Inc.,                                   14,293
     3/13/2003      U.S. Tsubaki Inc.,                                    2,677
     3/13/2003      U.S. Tsubaki Inc.,                                    5,482
     3/13/2003      Utility Trailer Mfg Co                               11,744
     3/13/2003      Utility Trailer Mfg Co                               11,500
     3/14/2003      Hendrickson International                            18,560
     3/14/2003      Hendrickson International                             6,189
     3/14/2003      Hendrickson International                             7,590
     3/14/2003      Alro Steel Corp                                      11,864
     3/14/2003      Alro Steel Corp                                         740
     3/14/2003      Alro Steel Corp                                       2,247
     3/14/2003      Alro Steel Corp                                       1,640
     3/14/2003      Alro Steel Corp                                       1,198
     3/14/2003      Alro Steel Corp                                         735
     3/14/2003      Alro Steel Corp                                         781
     3/14/2003      Alro Steel Corp                                       1,368
     3/14/2003      Alro Steel Corp                                       4,604
     3/14/2003      Alro Steel Corp                                       2,064
     3/14/2003      Alro Steel Corp                                       1,103
     3/14/2003      Alro Steel Corp                                         583
     3/14/2003      Alro Steel Corp                                       1,758
     3/14/2003      Alro Steel Corp                                         977
     3/14/2003      Alro Steel Corp                                         742
     3/14/2003      Alro Steel Corp                                         812
     3/14/2003      Alro Steel Corp                                       1,461
     3/14/2003      Alro Steel Corp                                         681
     3/14/2003      Alro Steel Corp                                       2,665
     3/14/2003      Alro Steel Corp                                         746
     3/14/2003      Alro Steel Corp                                       1,499
     3/14/2003      Alro Steel Corp                                       1,284
     3/14/2003      Alro Steel Corp                                       1,480

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                              CASH RECEIPTS DETAIL

        Date                              Payee                         Amount
------------------  ---------------------------------------------  -------------

     3/14/2003      Alro Steel Corp                                       1,461
     3/14/2003      Alro Steel Corp                                         753
     3/14/2003      Alro Steel Corp                                       1,461
     3/14/2003      Alro Steel Corp                                         672
     3/14/2003      Alro Steel Corp                                       1,265
     3/14/2003      Alro Steel Corp                                       2,111
     3/14/2003      Alro Steel Corp                                       1,130
     3/14/2003      Beall Manufacturing                                   8,723
     3/14/2003      Midwest Metals Inc                                    7,541
     3/14/2003      Contractors Steel Company                             4,933
     3/14/2003      Contractors Steel Company                               809
     3/14/2003      Contractors Steel Company                             8,661
     3/14/2003      Contractors Steel Company                             1,117
     3/14/2003      Contractors Steel Company                             2,680
     3/14/2003      Contractors Steel Company                            10,246
     3/14/2003      Contractors Steel Company                            10,722
     3/14/2003      Earle M Jorgensen Co                                    770
     3/14/2003      Earle M Jorgensen Co                                    706
     3/14/2003      Earle M Jorgensen Co                                  1,207
     3/14/2003      Earle M Jorgensen Co                                  2,948
     3/14/2003      Earle M Jorgensen Co                                  1,339
     3/14/2003      Earle M Jorgensen Co                                  1,385
     3/14/2003      Earle M Jorgensen Co (Emj)                            1,307
     3/14/2003      Earle M Jorgensen Co (Emj)                            1,111
     3/14/2003      Earle M Jorgensen Co (Emj)                            1,031
     3/14/2003      Earle M Jorgensen Co (Emj)                            1,694
     3/14/2003      Earle M Jorgensen Co (Emj)                            7,056
     3/14/2003      Jorgensen Steel & Aluminum                            1,496
     3/14/2003      Jorgensen Steel & Aluminum                            1,624
     3/14/2003      Jorgensen Steel & Aluminum                            1,741
     3/14/2003      Jorgensen Steel & Aluminum                            1,035
     3/14/2003      Earle M Jorgensen Co (Emj)                              772
     3/14/2003      Earle M Jorgensen Co (Emj)                            1,420
     3/14/2003      Earle M Jorgensen Co (Emj)                            5,038
     3/14/2003      Earle M Jorgensen Co (Emj)                            1,945
     3/14/2003      Earle M Jorgensen Co (Emj)                            5,759
     3/14/2003      Earle M Jorgensen Co (Emj)                            1,418
     3/14/2003      Earle M Jorgensen Co (Emj)                            1,577
     3/14/2003      Earle M Jorgensen Co (Emj)                            2,370
     3/14/2003      Earle M Jorgensen Co (Emj)                            1,467
     3/14/2003      Earle M Jorgensen Co (Emj)                            2,333
     3/14/2003      Earle M Jorgensen Co (Emj)                            3,885
     3/14/2003      Earle M Jorgensen Co (Emj)                            1,697
     3/14/2003      Earle M Jorgensen Co (Emj)                            1,602
     3/14/2003      Earle M Jorgensen Co (Emj)                            2,471
     3/14/2003      Earle M Jorgensen                                     3,915
     3/17/2003      Consolidated Metals                                   8,303
     3/17/2003      Consolidated Metals                                   5,507
     3/17/2003      Consolidated Metals                                   4,032
     3/17/2003      Consolidated Metals                                   9,021
     3/17/2003      Carpenter Technology                                      2
     3/17/2003      Us Treasury                                          11,872

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                              CASH RECEIPTS DETAIL

        Date                              Payee                         Amount
------------------  ---------------------------------------------  -------------

     3/17/2003      Acier Leroux Inc                                      1,521
     3/17/2003      Acier Leroux Inc                                      1,476
     3/17/2003      Acier Leroux Inc                                      1,992
     3/17/2003      Acier Leroux Inc                                        691
     3/17/2003      Acier Leroux Inc                                      1,459
     3/17/2003      Acier Leroux Inc                                        843
     3/17/2003      American Car And Foundry                              7,723
     3/17/2003      Ceco Buildings - Midwest                              6,071
     3/17/2003      Ceco Buildings - Midwest                              7,625
     3/17/2003      Rexnord Industries Inc.                               4,133
     3/17/2003      Rexnord Industries Inc.                               3,978
     3/17/2003      J Rubin & Co.                                         7,874
     3/17/2003      J Rubin & Co.                                         1,519
     3/17/2003      J Rubin & Co.                                         1,420
     3/17/2003      J Rubin & Co.                                           938
     3/17/2003      J Rubin & Co.                                           898
     3/17/2003      J Rubin & Co.                                         1,245
     3/17/2003      J Rubin & Co.                                           775
     3/17/2003      J Rubin & Co.                                         1,536
     3/17/2003      J Rubin & Co.                                         5,535
     3/17/2003      J Rubin & Co.                                         2,729
     3/17/2003      Ryerson Tull                                          2,916
     3/17/2003      Ryerson Tull                                          3,850
     3/17/2003      Ryerson Tull                                          2,795
     3/17/2003      Ryerson Tull                                          2,883
     3/17/2003      Ryerson Tull                                          2,077
     3/17/2003      Ryerson Tull                                          1,372
     3/17/2003      Ryerson Tull                                          2,279
     3/17/2003      Ryerson Tull                                          1,554
     3/17/2003      Ryerson Tull                                          2,776
     3/17/2003      Ryerson Tull                                          2,795
     3/17/2003      Ryerson Tull                                         11,692
     3/18/2003      American Railcar Industries In                        7,628
     3/18/2003      American Railcar Industries In                        9,044
     3/18/2003      American Railcar Industries In                        8,064
     3/18/2003      Protrade                                            181,005
     3/18/2003      American Compressed                                  35,000
     3/18/2003      Hendrickson International                             1,503
     3/18/2003      Hendrickson International                             3,211
     3/18/2003      Hendrickson International                             7,106
     3/18/2003      Hendrickson International                            19,387
     3/18/2003      Crown Equipment Corp.                                 9,849
     3/18/2003      Ceco Buildings - Southern                             1,248
     3/18/2003      Ceco Buildings - Southern                             6,854
     3/18/2003      Ceco Buildings - Southern                             6,120
     3/18/2003      Ceco Buildings - Southern                             7,344
     3/18/2003      Ceco Buildings - Midwest                              2,225
     3/18/2003      Ceco Buildings - Midwest                              2,366
     3/18/2003      Ceco Buildings - Midwest                              2,803
     3/18/2003      Ceco Buildings - Midwest                              3,133
     3/18/2003      Ceco Buildings - Eastern                              3,011
     3/18/2003      Ceco Buildings - Eastern                              6,536

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                              CASH RECEIPTS DETAIL

        Date                              Payee                         Amount
------------------  ---------------------------------------------  -------------

     3/18/2003      Ceco Buildings - Eastern                              3,268
     3/18/2003      Ceco Buildings - Eastern                              2,911
     3/18/2003      Oneal Steel Inc                                       1,195
     3/18/2003      Oneal Steel Inc                                       4,727
     3/18/2003      Oneal Steel Inc                                       4,074
     3/18/2003      Oneal Steel Inc                                       3,471
     3/18/2003      Oneal Steel Inc                                       1,355
     3/18/2003      Oneal Steel Inc                                       6,028
     3/18/2003      Oneal Steel Inc                                       5,613
     3/18/2003      Oneal Steel Inc                                       1,403
     3/18/2003      Oneal Steel Inc                                      11,227
     3/18/2003      Oneal Steel Inc                                       5,613
     3/18/2003      Oneal Steel Inc                                       1,403
     3/18/2003      Oneal Steel Inc                                       1,403
     3/18/2003      Oneal Steel Inc                                       1,403
     3/18/2003      Oneal Steel Inc                                       1,389
     3/18/2003      Oneal Steel Inc                                         910
     3/18/2003      Oneal Steel Inc                                         898
     3/18/2003      Oneal Steel Inc                                       1,437
     3/18/2003      Oneal Steel Inc                                       2,135
     3/18/2003      Oneal Steel Inc                                       4,577
     3/18/2003      Oneal Steel Inc                                       2,482
     3/18/2003      Oneal Steel Inc                                       2,166
     3/18/2003      Steel And Pipe Supply Inc                             3,275
     3/18/2003      Steel And Pipe Supply Inc                             4,277
     3/18/2003      Steel And Pipe Supply Inc                            16,109
     3/18/2003      Steel And Pipe Supply Inc                             4,151
     3/18/2003      Southeastern Forge Inc                                8,687
     3/18/2003      Triangle Auto Spring                                  7,191
     3/18/2003      Triangle Auto Spring                                  6,046
     3/18/2003      Triangle Auto Spring                                    955
     3/18/2003      Triangle Auto Spring                                  5,668
     3/18/2003      Triangle Auto Spring                                  1,224
     3/18/2003      Triangle Auto Spring                                  7,517
     3/18/2003      Triangle Auto Spring                                  7,471
     3/18/2003      Triangle Auto Spring                                  2,760
     3/18/2003      Triangle Auto Spring                                  2,234
     3/18/2003      Triangle Auto Spring                                  2,475
     3/18/2003      Triangle Auto Spring                                  7,471
     3/18/2003      Triangle Auto Spring                                  6,086
     3/18/2003      Triangle Auto Spring                                    725
     3/18/2003      West Va Steel Company                                 7,050
     3/18/2003      West Va Steel Company                                   982
     3/18/2003      West Va Steel Company                                 1,346
     3/18/2003      West Va Steel Company                                 3,865
     3/20/2003      American Compressed                                 127,530
     3/20/2003      Industrias Montacargas,S.A. De                        1,629
     3/20/2003      Industrias Montacargas,S.A. De                        4,863
     3/20/2003      Arch Coal                                                 0
     3/20/2003      Rob Corey                                               280
     3/20/2003      Great Dane Trailers                                  10,464
     3/20/2003      Ameristeel Bright Bar Inc.                           12,557

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                              CASH RECEIPTS DETAIL

        Date                              Payee                         Amount
------------------  ---------------------------------------------  -------------

     3/20/2003      Ameristeel Bright Bar Inc.                           13,162
     3/20/2003      Ameristeel Bright Bar Inc.                           13,448
     3/20/2003      Ameristeel Bright Bar Inc.                           10,447
     3/20/2003      Ameristeel Bright Bar Inc.                           11,207
     3/20/2003      Russel Metals - Bahcall Group                         1,972
     3/20/2003      Russel Metals - Bahcall Group                         2,938
     3/20/2003      Russel Metals - Bahcall Group                         2,642
     3/20/2003      Russel Metals - Bahcall Group                         3,240
     3/20/2003      Beall Manufacturing                                   1,788
     3/20/2003      Crown Steel Sales Inc                                 4,497
     3/20/2003      Crown Steel Sales Inc                                 9,868
     3/20/2003      Crown Steel Sales Inc                                 6,030
     3/20/2003      Crown Steel Sales Inc                                 6,340
     3/20/2003      Crown Steel Sales Inc                                 1,283
     3/20/2003      Crown Steel Sales Inc                                 5,089
     3/20/2003      Crucible Speciality Metal Co                         10,237
     3/20/2003      Crucible Speciality Metal Co                          5,647
     3/20/2003      Crucible Speciality Metal Co                          3,873
     3/20/2003      Crucible Speciality Metal Co                          2,823
     3/20/2003      Crucible Speciality Metal Co                          3,764
     3/20/2003      Crucible Speciality Metal Co                          6,024
     3/20/2003      Crucible Speciality Metal Co                          6,914
     3/20/2003      Crucible Speciality Metal Co                          7,740
     3/20/2003      Crucible Speciality Metal Co                          3,281
     3/20/2003      Crucible Speciality Metal Co                          7,627
     3/20/2003      Crucible Speciality Metal Co                          6,999
     3/20/2003      Haven Steel                                           6,502
     3/20/2003      Hendrickson Spring                                    2,216
     3/20/2003      Hendrickson Spring                                    5,573
     3/20/2003      Earle M Jorgensen Co (Emj)                            3,827
     3/20/2003      Earle M Jorgensen Co (Emj)                            1,261
     3/20/2003      Earle M Jorgensen Co (Emj)                              845
     3/20/2003      Earle M Jorgensen Co (Emj)                              855
     3/20/2003      Earle M Jorgensen Co (Emj)                            1,429
     3/20/2003      Earle M Jorgensen Co (Emj)                              812
     3/20/2003      Earle M Jorgensen Co (Emj)                           10,787
     3/20/2003      Earle M Jorgensen Co (Emj)                            4,576
     3/20/2003      Earle M Jorgensen Co (Emj)                            5,494
     3/20/2003      Earle M Jorgensen Co (Emj)                            3,096
     3/20/2003      Earle M Jorgensen Co (Emj)                            6,428
     3/20/2003      Earle M Jorgensen Co (Emj)                            3,365
     3/20/2003      Mcallister Spring Ltd                                 8,748
     3/20/2003      Mcallister Spring Ltd                                 3,967
     3/20/2003      Ceco Buildings - Southern                             2,506
     3/20/2003      Ceco Buildings - Southern                             3,405
     3/20/2003      Ceco Buildings - Midwest                              6,310
     3/20/2003      Raymac                                                3,107
     3/20/2003      Steel And Pipe Supply Inc                             4,170
     3/20/2003      Steel And Pipe Supply Inc                             4,873
     3/20/2003      Steel And Pipe Supply Inc                            15,741
     3/20/2003      Steel And Pipe Supply Inc                            16,844
     3/20/2003      Steel And Pipe Supply Inc                            16,097

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                              CASH RECEIPTS DETAIL

        Date                              Payee                         Amount
------------------  ---------------------------------------------  -------------

     3/20/2003      Utility Trailer Mfg Co                                1,329
     3/20/2003      Utility Trailer Mfg Co                                2,434
     3/20/2003      Utility Trailer Mfg Co                                1,217
     3/20/2003      Valk Manufacturing Co                                 2,952
     3/20/2003      Valk Manufacturing Co                                 7,300
     3/20/2003      Valk Manufacturing Co                                 2,860
     3/20/2003      Valk Manufacturing Co                                 4,220
     3/20/2003      Valk Manufacturing Co                                 2,262
     3/20/2003      Valk Manufacturing Co                                   999
     3/20/2003      Valk Manufacturing Co                                 3,637
     3/20/2003      Valk Manufacturing Co                                 7,033
     3/20/2003      Valk Manufacturing Co                                 7,275
     3/20/2003      Valk Manufacturing Co                                 1,887
     3/21/2003      Klein Steel Service                                   4,038
     3/21/2003      Klein Steel Service                                   1,274
     3/21/2003      Klein Steel Service                                   1,595
     3/21/2003      Hendrickson International                             5,432
     3/21/2003      Hendrickson International                             3,269
     3/21/2003      Hendrickson International                             8,797
     3/21/2003      Hendrickson International                             8,713
     3/21/2003      Hendrickson International                            11,362
     3/21/2003      Hendrickson International                            10,960
     3/21/2003      American Compressed                                  97,544
     3/21/2003      Contractors Steel Company                            36,204
     3/21/2003      Contractors Steel Company                             5,509
     3/21/2003      Landoll Corp                                         12,898
     3/21/2003      Ceco Buildings - Southern                             2,911
     3/21/2003      J Rubin & Co.                                        12,354
     3/21/2003      Ryerson Tull                                          7,058
     3/21/2003      Steel And Pipe Supply Inc                            15,676
     3/24/2003      American Compressed                                  34,847
     3/24/2003      Bucyrus Blades Incorporated                           5,699
     3/24/2003      Bucyrus Blades Incorporated                           6,585
     3/24/2003      Bucyrus Blades Incorporated                           6,263
     3/24/2003      Bucyrus Blades Incorporated                           6,724
     3/24/2003      Bucyrus Blades Incorporated                           6,531
     3/24/2003      Crucible Speciality Metal Co                          6,807
     3/24/2003      Crucible Speciality Metal Co                          6,888
     3/24/2003      Crucible Speciality Metal Co                          5,834
     3/24/2003      Crucible Speciality Metal Co                          6,696
     3/24/2003      Crucible Speciality Metal Co                          1,771
     3/24/2003      Crucible Speciality Metal Co                          2,690
     3/24/2003      Crucible Speciality Metal Co                          5,271
     3/24/2003      Crucible Speciality Metal Co                          9,035
     3/24/2003      D S Brown Company                                     8,997
     3/24/2003      Liebovich Steel & Aluminum Co                         2,481
     3/24/2003      Liebovich Steel & Aluminum Co                           960
     3/24/2003      Liebovich Steel & Aluminum Co                         1,398
     3/24/2003      Liebovich Steel & Aluminum Co                         2,483
     3/24/2003      Liebovich Steel & Aluminum Co                         1,552
     3/24/2003      Liebovich Steel & Aluminum Co                           864
     3/24/2003      Oneal Steel Inc                                       1,822

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                              CASH RECEIPTS DETAIL

        Date                              Payee                         Amount
------------------  ---------------------------------------------  -------------

     3/24/2003      Tool Steel Service Inc                                8,724
     3/25/2003      Acier Leroux                                          1,454
     3/25/2003      Acier Leroux                                            693
     3/25/2003      Acier Leroux                                          1,420
     3/25/2003      Acier Leroux                                          1,170
     3/25/2003      Acier Leroux                                          1,886
     3/25/2003      Acier Leroux Inc                                        960
     3/25/2003      Acier Leroux Inc                                      1,974
     3/25/2003      Acier Leroux Inc                                      2,127
     3/25/2003      Acier Leroux Inc                                      2,213
     3/25/2003      American Railcar Industries In                        9,661
     3/25/2003      Arnes Welding Ltd                                     8,070
     3/25/2003      Fontaine Specialized                                  2,096
     3/25/2003      General Bearing Corp                                  8,834
     3/25/2003      Haven Steel                                          11,071
     3/25/2003      Hendrickson Spring                                    7,432
     3/25/2003      Hendrickson Spring                                    6,792
     3/25/2003      Earle M Jorgensen Co (Emj)                            5,422
     3/25/2003      Earl M Jorgensen (Canada ) Inc                        9,337
     3/25/2003      Melampy Mfg Co Inc                                    6,479
     3/25/2003      Ceco Buildings - Eastern                              2,354
     3/25/2003      Ceco Buildings - Eastern                              1,177
     3/25/2003      Ceco Buildings - Eastern                              1,064
     3/25/2003      Ceco Buildings - Eastern                              1,252
     3/25/2003      Ceco Buildings - Eastern                              1,402
     3/25/2003      Ceco Buildings - Eastern                              1,095
     3/25/2003      Oneal Steel Inc                                       8,306
     3/25/2003      Dayton Parts                                          7,496
     3/25/2003      Dayton Parts                                          1,803
     3/25/2003      Dayton Parts                                          9,326
     3/25/2003      Dayton Parts                                          8,857
     3/25/2003      Dayton Parts                                          9,070
     3/25/2003      Dayton Parts                                          6,440
     3/25/2003      Dayton Parts                                          1,762
     3/25/2003      Dayton Parts                                          7,176
     3/25/2003      Dayton Parts                                          1,776
     3/25/2003      Dayton Parts                                          8,434
     3/25/2003      Dayton Parts                                          9,528
     3/25/2003      Dayton Parts                                          3,492
     3/25/2003      Dayton Parts                                          5,290
     3/25/2003      Dayton Parts                                          8,499
     3/25/2003      Steffen Systems                                         990
     3/25/2003      Southeastern Forge Inc                                1,229
     3/25/2003      Southeastern Forge Inc                                7,457
     3/25/2003      Southeastern Forge Inc                                1,746
     3/25/2003      Tampa Steel Erecting                                  7,175
     3/25/2003      American Compressed                                 220,951
     3/26/2003      American Compressed                                 101,245
     3/26/2003      Protrade                                             78,618
     3/26/2003      Steel Built Corp                                      2,835
     3/26/2003      Steel Built Corp                                      1,408
     3/26/2003      Jimmy Little                                            285

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                              CASH RECEIPTS DETAIL

        Date                              Payee                         Amount
------------------  ---------------------------------------------  -------------

     3/26/2003      Kings Daughters Medical                                 286
     3/26/2003      Us Treasury                                           1,401
     3/26/2003      Truck Fax Inc                                        11,870
     3/27/2003      Beall Manufacturing                                   7,649
     3/27/2003      Benjamin Steel                                        1,116
     3/27/2003      Benjamin Steel                                          793
     3/27/2003      Benjamin Steel                                        1,941
     3/27/2003      Benjamin Steel                                        1,160
     3/27/2003      Benjamin Steel                                        2,057
     3/27/2003      Benjamin Steel                                        1,289
     3/27/2003      Benjamin Steel                                          862
     3/27/2003      Bucyrus Blades Incorporated                           6,029
     3/27/2003      Bucyrus Blades Incorporated                           7,344
     3/27/2003      Bucyrus Blades Incorporated                           7,153
     3/27/2003      Bucyrus Blades Incorporated                           8,030
     3/27/2003      Bucyrus Blades Incorporated                          12,637
     3/27/2003      Bucyrus Blades Incorporated                           1,087
     3/27/2003      Bucyrus Blades Incorporated                           1,008
     3/27/2003      Bucyrus Blades Incorporated                           1,296
     3/27/2003      Bucyrus Blades Incorporated                           3,233
     3/27/2003      Cincinnati Inc.                                       2,377
     3/27/2003      Klein Steel Service                                   4,940
     3/27/2003      Klein Steel Service                                   1,571
     3/27/2003      Ryerson Tull                                          2,622
     3/27/2003      Ryerson Tull                                            844
     3/27/2003      Ryerson Tull                                          4,375
     3/27/2003      Ryerson Tull                                          1,077
     3/27/2003      Ryerson Tull                                            857
     3/27/2003      J.T. Ryerson & Son                                    5,297
     3/27/2003      Security Steel Supply Co                              4,823
     3/27/2003      Security Steel Supply Co                              4,741
     3/27/2003      Security Steel Supply Co                              3,286
     3/27/2003      Steel And Pipe Supply Inc                             8,766
     3/27/2003      Steel And Pipe Supply Inc                             7,893
     3/27/2003      Triangle Auto Spring                                  4,917
     3/27/2003      Triangle Auto Spring                                  1,316
     3/27/2003      Triangle Auto Spring                                    824
     3/27/2003      Triangle Auto Spring                                  1,196
     3/27/2003      Triangle Auto Spring                                  4,859
     3/27/2003      Triangle Auto Spring                                  7,198
     3/27/2003      Triangle Auto Spring                                  7,534
     3/27/2003      Triangle Auto Spring                                  2,445
     3/27/2003      Triangle Auto Spring                                  3,710
     3/27/2003      Triangle Auto Spring                                    565
     3/27/2003      Triangle Auto Spring                                  7,366
     3/27/2003      Great Dane Trailers                                  16,337
     3/27/2003      Great Dane Trailers                                   4,441
     3/27/2003      Vulcan Threaded Products, Inc.                        8,242
     3/27/2003      Vulcan Threaded Products, Inc.                        7,367
     3/27/2003      Vulcan Threaded Products, Inc.                        4,737
     3/27/2003      Vulcan Threaded Products, Inc.                        3,098
     3/27/2003      Vulcan Threaded Products, Inc.                        6,468

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                              CASH RECEIPTS DETAIL

        Date                              Payee                         Amount
------------------  ---------------------------------------------  -------------

     3/27/2003      Vulcan Threaded Products, Inc.                        6,570
     3/27/2003      Vulcan Threaded Products, Inc.                        4,022
     3/27/2003      Vulcan Threaded Products, Inc.                        3,098
     3/27/2003      Lamar Companies                                         750
     3/27/2003      American Compressed                                 168,081
     3/28/2003      Benjamin Steel                                          818
     3/28/2003      Benjamin Steel                                          869
     3/28/2003      Benjamin Steel                                          853
     3/28/2003      Benjamin Steel                                        2,359
     3/28/2003      Benjamin Steel                                        1,575
     3/28/2003      Benjamin Steel                                          808
     3/28/2003      Benjamin Steel                                          845
     3/28/2003      Benjamin Steel                                        1,395
     3/28/2003      Benjamin Steel                                        2,797
     3/28/2003      Benjamin Steel                                        1,073
     3/28/2003      Benjamin Steel                                          673
     3/28/2003      D S Brown Company                                     9,282
     3/28/2003      Nucor Steel                                          15,484
     3/28/2003      Transcraft Corp                                      18,793
     3/28/2003      Transcraft Corp                                       5,023
     3/28/2003      Transcraft Corp                                       3,073
     3/28/2003      American Compressed                                 134,602
     3/28/2003      Benjamin Steel                                          808
     3/28/2003      Benjamin Steel                                        1,641
     3/28/2003      Benjamin Steel                                        1,224
     3/28/2003      Benjamin Steel                                        2,289
     3/28/2003      Benjamin Steel                                          654
     3/28/2003      Crucible Speciality Metal Co                          6,588
     3/28/2003      Crucible Speciality Metal Co                          1,669
     3/28/2003      Liebovich Steel & Aluminum Co                         8,803
     3/28/2003      Ceco Buildings - Eastern                              3,250
     3/28/2003      Ceco Buildings - Eastern                              1,177
     3/28/2003      Ceco Buildings - Eastern                              1,397
     3/28/2003      Oneal Steel Inc                                       2,800
     3/28/2003      Oneal Steel Inc                                       1,928
     3/28/2003      Oneal Steel Inc                                         735
     3/28/2003      Oneal Steel Inc                                         743
     3/28/2003      Oneal Steel Inc                                       1,499
     3/28/2003      Oneal Steel Inc                                       5,783
     3/28/2003      Oneal Steel Inc                                       4,996
     3/28/2003      Hendrickson International                            13,875
     3/28/2003      Hendrickson International                            14,875
     3/28/2003      Hendrickson International                             6,658
     3/28/2003      Hendrickson International                             4,431
     3/28/2003      Hendrickson International                            14,680
     3/28/2003      American Compressed                                 139,148
                                                                   -------------
                                                                    $ 4,823,161
                                                                   -------------

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078
                              CASH RECEIPTS DETAIL

        Date                              Payee                         Amount
------------------  ---------------------------------------------  -------------

Account #4090-K001-00-7
     3/28/2003      Interest on Trident Note                                315

Account #626225676 & 626225668
     3/28/2003      Interest Earned on Bank One Acct                         16

Account #754201618
     3/27/2003      Professional Fee Receipt                            157,998

                                                                   -------------
                                                            Total   $ 4,981,490
                                                                   =============